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                           OLD WESTBURY FUNDS, INC.

                     Supplement Dated April 7, 2004 to the
                      Prospectus Dated February 20, 2004

   This Supplement is provided to update, and should be read in conjunction with, the information provided in the Old Westbury Funds, Inc. (the "Corporation") Prospectus and Statement of Additional Information. This Supplement relates only to the Old Westbury Capital Opportunity Fund. The following replaces page 7 of the prospectus in its entirety:

Performance Bar Chart and Total Return--Capital Opportunity Fund

   The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury Capital Opportunity Fund by showing changes in its performance from year to year and by comparing the Fund's performance to a broad-based securities index. The Russell 1000 Index is an unmanaged index generally representative of the performance of U.S. large and mid capitalization companies and includes the largest 1000 companies in the Russell 3000 Index. While past performance (before and after taxes) does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of dividends and distributions, if any. Without waivers/reimbursements, performance would be lower.

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                                    [CHART]

Old Westbury Capital Opportunity Fund (for calendar years ended December 31st)

 1998      1999      2000      2001      2002      2003
------    -----      ----      ----     -------   ------
(1.65)    13.61      6.62      1.02     (12.20)   16.13%


During the periods shown in the bar chart, the highest return for a quarter was 22.90% (quarter ended 12/31/99) and the lowest return for a quarter was (18.67)% (quarter ended 9/30/98).

     Average Annual Total Returns                 One    Five   Since
     (for the periods ended 12/31/03)             Year   Years  Inception*
     ---------------------------------------------------------------------
     Fund Return Before Taxes                     16.13%  4.53%  5.96%
     ---------------------------------------------------------------------
     Fund Return After Taxes on Distributions/1/  16.13%  4.35%  5.83%
     ---------------------------------------------------------------------
     Fund Return After Taxes on Distributions and
     Sale of Shares/1/                            10.49%  3.78%  5.10%
     ---------------------------------------------------------------------
     Russell 1000 Index/2/                        29.89% -0.13%  6.89%
     ---------------------------------------------------------------------
     Russell 2500 Index                           45.51%  9.40% 10.12%
     ---------------------------------------------------------------------

*Inception date of 2/27/97.
/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.
/2/ The Fund changed its benchmark index from the Russell 2500 Index to the Russell 1000 Index on April 7, 2004, because the Russell 1000 Index better reflects the composition of the Fund's portfolio holdings.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                             FOR FUTURE REFERENCE